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                                                                  Exhibit (e)(3)

[Letterhead of AIG American General]              Platinum Investor FlexDirector
                                               Variable Universal Life Insurance
                                                        Supplemental Application

American General Life Insurance Company, (AGL)
A member company of American
 International Group, Inc.                    This supplement must accompany the
Home Office: Houston, Texas          appropriate application for life insurance.

Applicant Information -- Supplement to the application on the life of

    John Doe                            10/15/03
    ----------------------------------  ----------------------------------------
    Name of proposed insured            Date of application for life insurance

Initial Allocation Percentages

Investment Options  In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                                        PREMIUM     DEDUCTION
                                                       ALLOCATION   ALLOCATION
                                                       ----------   ----------
[AIM Variable Insurance Funds
AIM V.I. International Growth Division (441)                  100%         100%
AIM V.I. Premier Equity Division (442)                 __________%  __________%
The Alger American Fund
Alger American Leveraged AllCap Division (444)         __________%  __________%
Alger American MidCap Growth Division (443)            __________%  __________%
American Century Variable Portfolios, Inc.
VP Value Division (445)                                __________%  __________%
Credit Suisse Trust
Small Cap Growth Division (446)                        __________%  __________%
Dreyfus Investment Portfolios
MidCap Stock Division (447)                            __________%  __________%
Dreyfus Variable Investment Fund
Developing Leaders Division (449)                      __________%  __________%
Quality Bond Division (448)                            __________%  __________%
Fidelity Variable Insurance Products Fund
VIP Asset Manager Division (453)                       __________%  __________%
VIP Contrafund Division (452)                          __________%  __________%
VIP Equity-Income Division (450)                       __________%  __________%
VIP Growth Division (451)                              __________%  __________%
VIP Mid Cap Division (454)                             __________%  __________%
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Value Securities Division (458)     __________%  __________%
Franklin U.S. Government Division (455)                __________%  __________%
Mutual Shares Securities Division (456)                __________%  __________%
Templeton Foreign Securities Division (457)            __________%  __________%
J.P. Morgan Series Trust II
JPMorgan Mid Cap Value Division (463)                  __________%  __________%
JPMorgan Small Company Division (462)                  __________%  __________%
Janus Aspen Series
International Growth Division (459)                    __________%  __________%
Mid Cap Growth Division (461)                          __________%  __________%
Worldwide Growth Division (460)                        __________%  __________%
MFS Variable Insurance Trust
MFS Capital Opportunities Division (466)               __________%  __________%
MFS Emerging Growth Division (464)                     __________%  __________%
MFS New Discovery Division (467)                       __________%  __________%
MFS Research Division (465)                            __________%  __________%
Neuberger Berman Advisors Management Trust
Mid-Cap Growth Division (468)                          __________%  __________%
Oppenheimer Variable Account Funds
Oppenheimer Global Securities Division (470)           __________%  __________%
Oppenheimer Multiple Strategies Division (469)         __________%  __________%
PIMCO Variable Insurance Trust
PIMCO Real Return Division (472)                       __________%  __________%
PIMCO Short-Term Division (471)                        __________%  __________%
PIMCO Total Return Division (473)                      __________%  __________%
Putnam Variable Trust
Putnam VT Diversified Income Division (474)            __________%  __________%
Putnam VT Growth and Income Division (475)             __________%  __________%
Putnam VT Int'l Growth and Income Division (476)       __________%  __________%
SunAmerica Series Trust
Aggressive Growth Division (478)                       __________%  __________%
SunAmerica Balanced Division (477)                     __________%  __________%
The Universal Institutional Funds, Inc.
Equity Growth Division (479)                           __________%  __________%
High Yield Division (480)                              __________%  __________%
VALIC Company I
International Equities Division (481)                  __________%  __________%
Mid Cap Index Division (482)                           __________%  __________%
Money Market I Division (483)                          __________%  __________%
Nasdaq-100 Index Division (484)                        __________%  __________%
Science & Technology Division (487)                    __________%  __________%
Small Cap Index Division (486)                         __________%  __________%
Stock Index Division (485)                             __________%  __________%
Van Kampen Life Investment Trust
Growth & Income Division (490)                         __________%  __________%
Vanguard Variable Insurance Fund
High Yield Bond Division (488)                         __________%  __________%
REIT Index Division (489)                              __________%  __________%
AGL Declared Fixed Interest Account (301)              __________%  __________%
Other: _____________________________                   __________%  __________%]

                                                              100%         100%

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AGLC100860-2003                   Page 1 of 4                            Rev1203

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Dollar Cost Averaging

Dollar Cost  ($5,000 Minimum Beginning Accumulation Value) An amount can be
Averaging    systematically transferred from the Money Market Division and transferred to one or more of the investment options below. The AGL
             Declared Fixed Interest Account is not available for Dollar Cost
             Averaging. Please refer to the prospectus for more information on the Dollar Cost Averaging option.

             Day of the month for transfers:    (Choose a day of the month
             -------------------------------    --------------------------
                                                between 1-28.)
                                                --------------
             Frequency of transfers:  [ ] Monthly [ ] Quarterly [ ] Semiannually
             -----------------------  ----------- ------------- ----------------
                                      [ ] Annually
                                      ------------
             Transfer $                       ($100 Minimum, Whole Dollars Only)
             -------------------------------  ----------------------------------
[AIM Variable Insurance Funds
AIM V.I. International Growth Division (441)                        $__________
AIM V.I. Premier Equity Division (442)                              $__________
The Alger American Fund
Alger American Leveraged AllCap Division (444)                      $__________
Alger American MidCap Growth Division (443)                         $__________
American Century Variable Portfolios, Inc.
VP Value Division (445)                                             $__________
Credit Suisse Trust
Small Cap Growth Division (446)                                     $__________
Dreyfus Investment Portfolios
MidCap Stock Division (447)                                         $__________
Dreyfus Variable Investment Fund
Developing Leaders Division (449)                                   $__________
Quality Bond Division (448)                                         $__________
Fidelity Variable Insurance Products Fund
VIP Asset Manager Division (453)                                    $__________
VIP Contrafund Division (452)                                       $__________
VIP Equity-Income Division (450)                                    $__________
VIP Growth Division (451)                                           $__________
VIP Mid Cap Division (454)                                          $__________
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Value Securities Division (458)                  $__________
Franklin U.S. Government Division (455)                             $__________
Mutual Shares Securities Division (456)                             $__________
Templeton Foreign Securities Division (457)                         $__________
J.P. Morgan Series Trust II
JPMorgan Mid Cap Value Division (463)                               $__________
JPMorgan Small Company Division (462)                               $__________
Janus Aspen Series
International Growth Division (459)                                 $__________
Mid Cap Growth Division (461)                                       $__________
Worldwide Growth Division (460)                                     $__________
MFS Variable Insurance Trust
MFS Capital Opportunities Division (466)                            $__________
MFS Emerging Growth Division (464)                                  $__________
MFS New Discovery Division (467)                                    $__________
MFS Research Division (465)                                         $__________
Neuberger Berman Advisors Management Trust
Mid-Cap Growth Division (468)                                       $__________
Oppenheimer Variable Account Funds
Oppenheimer Global Securities Division (470)                        $__________
Oppenheimer Multiple Strategies Division (469)                      $__________
PIMCO Variable Insurance Trust
PIMCO Real Return Division (472)                                    $__________
PIMCO Short-Term Division (471)                                     $__________
PIMCO Total Return Division (473)                                   $__________
Putnam Variable Trust
Putnam VT Diversified Income Division (474)                         $__________
Putnam VT Growth and Income Division (475)                          $__________
Putnam VT Int'l Growth and Income Division (476)                    $__________
SunAmerica Series Trust
Aggressive Growth Division (478)                                    $__________
SunAmerica Balanced Division (477)                                  $__________
The Universal Institutional Funds, Inc.
Equity Growth Division (479)                                        $__________
High Yield Division (480)                                           $__________
VALIC Company I
International Equities Division (481)                               $__________
Mid Cap Index Division (482)                                        $__________
Nasdaq-100 Index Division (484)                                     $__________
Science & Technology Division (487)                                 $__________
Small Cap Index Division (486)                                      $__________
Stock Index Division (485)                                          $__________
Van Kampen Life Investment Trust
Growth & Income Division (490)                                      $__________
Vanguard Variable Insurance Fund
High Yield Bond Division (488)                                      $__________
REIT Index Division (489)                                           $__________
Other: _____________________________                                $__________]

Automatic Rebalancing

Automatic    ($5,000 Minimum Beginning Accumulation Value) Variable division
Rebalancing  assets will be automatically rebalanced based on the premium percentages designated on Page 1 of this form. If the AGL Declared
             Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

             Check Here for Automatic Rebalancing Frequency:  [ ] Quarterly
             -----------------------------------------------  -------------
                                                              [ ] Semiannually
                                                              ----------------
                                                              [ ] Annually
                                                              ------------
             NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

Modified Endowment Contract

Contract If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the Internal Revenue Code, there may be potentially adverse tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.
                                                                 [_] YES  [X] NO

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AGLC100860-2003                   Page 2 of 4                            Rev1203

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Telephone Authorization

Initial appropriate  I (or we, if Joint Owners), hereby authorize American
box here:            General Life Insurance Company ("AGL") to act on telephone instructions to transfer values among the variable
                     divisions and the AGL Declared Fixed Interest Account and
                     to change allocations for future premium payments and
                     monthly deductions given by:

                     [ ] Policy Owner(s)-- if Joint Owners, either of us acting independently.

                     [ ] Policy Owner(s) or the Agent/Registered Representative
                         who is appointed to represent AGL and the firm authorized to service my policy.

                     AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.

Suitability

All questions must   1. Have you, the Proposed Insured or Owner
be answered.            (if different), received the variable
                        universal life insurance policy
                        prospectus and the prospectuses
                        describing the investment options?        [X] yes [_] no

                        (If "yes," please furnish the Prospectus dates.)

                           Variable Universal Life
                           Insurance Policy Prospectus: ________

                           Supplements (if any):        ________

                     2. Do you understand and acknowledge:

                        a. THAT THE POLICY APPLIED FOR IS
                           VARIABLE, EMPLOYS THE USE OF
                           SEGREGATED ACCOUNTS WHICH MEANS THAT
                           YOU NEED TO RECEIVE AND UNDERSTAND
                           CURRENT PROSPECTUSES FOR THE POLICY
                           AND THE UNDERLYING ACCOUNTS?           [X] yes [_] no

                        b. THAT ANY BENEFITS, VALUES OR PAYMENTS
                           BASED ON PERFORMANCE OF THE
                           SEGREGATED ACCOUNTS MAY VARY: AND      [X] yes [_] no

                           (1) ARE NOT GUARANTEED BY THE
                               COMPANY, ANY OTHER INSURANCE
                               COMPANY, THE U.S. GOVERNMENT OR
                               ANY STATE GOVERNMENT?              [X] yes [_] no

                           (2) ARE NOT FEDERALLY INSURED BY THE
                               FDIC, THE FEDERAL RESERVE BOARD
                               OR ANY OTHER AGENCY, FEDERAL OR
                               STATE?                             [X] yes [_] no

                        c. THAT IN ESSENCE, ALL RISK IS BORNE BY
                           THE OWNER EXCEPT FOR FUNDS PLACED IN
                           THE AGL DECLARED FIXED INTEREST
                           ACCOUNT?                               [X] yes [_] no

                        d. THAT THE POLICY IS DESIGNED TO
                           PROVIDE LIFE INSURANCE COVERAGE AND
                           TO ALLOW FOR THE ACCUMULATION OF
                           VALUES IN THE SEGREGATED ACCOUNTS?     [X] yes [_] no

                        e. THE AMOUNT OR DURATION OF THE DEATH
                           BENEFIT MAY INCREASE OR DECREASE,
                           DEPENDING ON THE INVESTMENT
                           EXPERIENCE OF THE SEPARATE ACCOUNT?    [X] yes [_] no

                        f. THE POLICY VALUES MAY INCREASE OR
                           DECREASE, DEPENDING ON THE INVESTMENT
                           EXPERIENCE OF THE SEPARATE ACCOUNT,
                           THE AGL DECLARED FIXED INTEREST
                           ACCOUNT ACCUMULATION, AND CERTAIN
                           EXPENSE DEDUCTIONS?                    [X] yes [_] no

                     3. Do you believe the Policy you selected
                        meets your insurance and investment
                        objectives and your anticipated
                        financial needs?                          [X] yes [_] no

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AGLC100860-2003                    Page 3 of 4                           Rev1203

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Your Signature

Signatures

                 Signed at (city, state)  Anytown, USA
                 ---------------------------------------------------------------

                 Print name of Broker/Dealer
                 ---------------------------------------------------------------

                 X Registered representative State license #     Date
                 --------------------------------------------    ---------------

                 X Primary proposed insured   John Doe           Date 10/15/03
                 --------------------------------------------    ---------------

                 X Owner                                         Date
                 --------------------------------------------    ---------------
                 (If different from Proposed Insured)

                 X Joint Owner                                   Date
                 --------------------------------------------    ---------------
                 (If applicable)


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AGLC100860-2003                   Page 4 of 4                            Rev1203